UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nxt-ID, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

285 North Drive

Suite D

Melbourne, FL 32904

(203) 266-2103

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on August 24, 2017

The Notice of Annual Meeting, Proxy Statement,

Annual Report on Form 10-K and Annual Report on Form 10-K/A are available at: http://xbrlfinancialwidget.com/default.aspx?CIKNum=1566826&view=All

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 24, 2017

To the Stockholders of Nxt-ID, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of Nxt-ID, Inc., a Delaware corporation (the “Company”), will be held on August 24, 2017 at 9:00 a.m. (Eastern Time) at the Company’s offices at 285 North Drive, Suite D, Melbourne, Florida 32904 for the following purpose:

1.       To elect seven (7) members of the Company’s Board of Directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2.       To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017 (“Proposal No. 2”);

3.       To consider and vote on a proposal to approve the establishment of the Company’s 2017 Stock Incentive Plan (the “2017 SIP”) (“Proposal No. 3”);

4.       To consider and act upon an advisory resolution on the compensation of the Company’s Named Executive Officers (“Proposal No. 4”);

5.       To consider and act upon an advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers (“Say on Pay”) (“Proposal No. 5”);

6.       To consider and vote on a proposal to approve the issuance of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), upon conversion of the Exchange Notes (as defined in Proposal No. 6) and exercise of the Exchange Warrants (as defined in Proposal No. 6) in an amount equal to 20% or more of the Company’s outstanding Common Stock (“Proposal No. 6”); and

7.       To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock at the close of business on June 30, 2017 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock you own. Only record or beneficial owners of the Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Melbourne, Florida	By Order of the Board of Directors,

August 4, 2017	/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

ii

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, Nxt-ID, Inc., a Delaware corporation, is referred to as “Nxt-ID,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m. (Eastern Time) on August 24, 2017 at 285 North Drive, Suite D, Melbourne, Florida 32904, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your common stock, $0.0001 par value per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about August 7, 2017.

Only stockholders of record of our Common Stock as of the close of business on June 30, 2017 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 12,188,943 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Gino M. Pereira is named as attorney-in-fact in the proxy. Mr. Pereira is our Chairman and Chief Executive Officer. Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect seven (7) members of our Board of Directors, each to serve until the 2018 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2017 (“Proposal No. 2”); (iii) a proposal to approve the establishment of the Company’s 2017 Stock Incentive Plan (the “2017 SIP”) (“Proposal No. 3”); (iv) a proposal to consider and act upon an advisory resolution on the compensation of the Company’s Named Executive Officers (“Proposal No. 4”); (v) a proposal to consider and act upon an advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers (“Say on Pay”) (“Proposal No. 5”); and (vi) a proposal to approve the issuance of Common Stock upon conversion of the Exchange Notes (as defined below) and exercise of the Exchange Warrants (as defined below) in an amount equal to 20% or more of the Company’s outstanding Common Stock (“Proposal No. 6”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

1

Voting Procedures and Vote Required

Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).  Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 2).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2017.

Vote Required for the Approval of the Company’s 2017 Stock Incentive Plan (Proposal No. 3).   Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter will be required to approve the establishment of the Company’s 2017 Stock Incentive Plan.

Vote Required for the Advisory Resolution on the Compensation of the Company’s Named Executive Officers (Proposal No. 4).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter will be required to approve the advisory resolution on the compensation of the Company’s Named Executive Officers. This proposal is non-binding on the Company and the Board.

Vote Required for the Advisory Resolution on the Frequency of the Stockholders’ Say on Pay (Proposal No. 5).  The advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders. This proposal is non-binding on the Company and the Board.

Vote Required for the Approval of the Issuance of Common Stock Upon Conversion of the Exchange Notes and Exercise of the Exchange Warrants in an Amount Equal to 20% or More of the Company’s Outstanding Common Stock (Proposal No. 6).   Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter will be required to approve the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock.

2

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote.

The vote on Proposals 1, 3, 4, 5 and 6 are considered “non-routine” and the vote on Proposal 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by the Chairman and Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Stockholders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials to the Company at Corporate Secretary, 285 North Drive, Suite D, Melbourne, FL 32904, telephone: (203) 266-2103.

If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling the Company’s principal executive offices.

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 2, 2017, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	Each of our Named Executive Officers;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of August 2, 2017. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares of Common Stock that such person or persons has the right to acquire within sixty (60) days of August 2, 2017 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o Nxt-ID, Inc., 285 North Drive, Suite D, Melbourne, FL 32934.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class of Common Stock (1)
5% Stockholders:
WorldVentures Holdings, LLC	1,005,000	6.65%

Directors and Named Executive Officers:

Gino M. Pereira Chief Executive Officer and Director	854,015	5.65%

David Tunnell Chief Technology Officer	815,933	5.40%

Vincent S. Miceli Vice-President and Chief Financial Officer	58,524	*

Michael Orlando Chief Operating Officer and Director	983,611	6.51%

Major General David R. Gust, USA, Ret. Director	53,620	*

Michael J. D’Almada-Remedios, PhD Director	58,988	*

Daniel P. Sharkey Director	48,608	*

Robin D. Richards Director	10,695	*

John Bendheim Director	10,695	*

All Directors and Executive Officers as a Group (9 Persons)	2,894,689	19.15%

*	Less than 1%

(1)	Based on 15,118,972 shares of Common Stock issued and outstanding as of August 2, 2017. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of August 2, 2017 are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

4

ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the 2018 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Gino M. Pereira	59	Inception
Major General David R. Gust, USA, Ret.	74	Inception
Michael J. D’Almada-Remedios, PhD	54	September 26, 2013
Daniel P. Sharkey	60	June 23, 2014
Robin D. Richards	60	April 11, 2017
John Bendheim	63	April 11, 2017
Michael Orlando	49	June 30, 2017

Gino M. Pereira, Chairman of the Board, Director and Chief Executive Officer

Gino M. Pereira, one of our co-founders, has served as the Chairman of the Board, director and Chief Executive Officer of the Company from the date of inception of the Company. Mr. Pereira has over 30 years of executive, operational and financial experience with technology companies in the United States, Europe and the Far East. He has also helped to develop several technology start-ups as well as served in an executive capacity in a large multinational public company. Mr. Pereira was Chief Financial Officer and later Chief Executive Officer of Technest Holdings, Inc., a publicly quoted defense contracting company, from 2004 to 2011. Technest Holdings operated subsidiaries EOIR Technologies, Inc. and Genex Technologies, Inc. Mr. Pereira is a Fellow of the Chartered Association of Certified Accountants (U.K.) and has an MBA, with a specialty in finance, from the Manchester Business School in England.

Mr. Pereira brings to the Board significant expertise in the biometric and software recognition industries, as well as experience in international business technology and extensive management and operating experience. Having founded and/or operated companies in similar or related industries during the past 15 years, Mr. Pereira provides the Board with unparalleled knowledge of the Company and its operations and an understanding of the markets the Company plans to operate in.

Major General David R. Gust, USA, Ret., Director

Major General David R. Gust, USA, Ret. has served as a director of the Company from the date of inception of the Company. General Gust presently does consulting work for his own company, David R. Gust & Associates, LLC. Between April 2007 and May 2009, General Gust was the President of USfalcon, a privately-held company working with the U.S. Defense sector, primarily in information technology. Previously, General Gust had served as the Manager for Federal Telecommunications for Bechtel National, Inc. from November 2004 to March 2007. Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Corporation from 2000 to 2004. General Gust retired from the United States Army in 2000 after completing a career of 34 years of service.

5

His General Officer assignments included the Program Executive Officer, Communications Systems (PEO-Comm Systems), Program Executive Officer, Intelligence, Electronic Warfare and Sensors (PEO-IEW&S) and at Army Materiel Command, as Deputy Chief of Staff for Research, Development and Acquisition (DCSRDA).

His final assignment at the Army Materiel Command included serving as the Chairman of the Source Selection Advisory Council for the Tactical Unmanned Aerial Vehicle procurement and supervising preparation of the acquisition procurement package for the Stryker combat vehicle. General Gust received his B.S. in Electrical Engineering from the University of Denver and Master’s Degrees in Systems Management and National Security and Strategy from the University of Southern California and the United States Naval War College, respectively.

General Gust brings to the Board valuable business expertise, particularly expertise in defense and homeland security market segments due to his significant experience as a director of a publicly held companies and his substantial experience gained as a member of the U.S. Armed Services.

Michael J. D’Almada-Remedios, PhD, Director

Michael J. D’Almada-Remedios, PhD has served as a director of the Company since September 26, 2013. Dr. Remedios’ background includes a successful track record for product innovation and development, outsourcing, global platform integration, massive-scale/hyper-growth operations, and building/developing teams from 50 to over 500 people. His key accomplishments at each company consistently show impressive gains in sales, profitability and global expansion into new markets.

Dr. Remedios is the Chief Technology Officer of WorldVentures Holdings LLC, an international travel company. In 2014, Dr. Remedios was the Chief Technology Officer of Swarm-Mobile, a software company. Between January 2011 and September 2013, Dr. Remedios was the Chief Information Officer for Arbonne International, a billion dollar global cosmetics company. From February 2009 to December 2010, he was a Vice-President at Expedia, Inc. and was responsible for all technologies, product development and technical operations for hotels.com. Prior to February 2009, Dr. Remedios was the Chief Technology Officer for Realtor.com and Shopping.com, a subsidiary of eBay, Inc.  At eBay he was a member of the eBay Inc. Technology Board for eBay, PayPal and Skype.

Earlier in his career, he was Global Chief Information Officer for the Travelocity group of companies and President and Chief Operating Officer of Bluelight.com, a subsidiary of Kmart. Dr. Remedios began his career as Vice President and Manager, Systems Integration & Development at Wells Fargo Bank, Consumer Banking Group.

Dr. Remedios has a PhD in Computer Control and Fluid Dynamics from the University of Nottingham in England and a B.Sc. in Physics and Computer Science from Kings College, University of London in England.

Dr. Remedios brings to the Board valuable business experience, particularly expertise in eCommerce technology and hyper growth companies.

Daniel P. Sharkey, Director

Daniel P. Sharkey has served as a director of the Company since June 23, 2014. Mr. Sharkey’s background includes 36 years of broad experience with finance and business development for technology companies. His key accomplishments in his prior engagements focused on expanding technology companies into new marketplaces and plotting and implementing successful, long-term growth strategies. Between 2007 and 2014, Mr. Sharkey was Executive Vice President of Business Development for ATMI, a publicly traded semi-conductor company. Mr. Sharkey originally joined ATMI as Chief Financial Officer in 1990. ATMI was sold to Entegris in 2014 for $1.15 billion.

From 1987 to 1990, before joining ATMI, Mr. Sharkey was Vice President of Finance for Adage, a publicly traded computer graphics manufacturer. From 1983 to 1987, Mr. Sharkey served as Corporate Controller for CGX Corporation, a venture capital backed, privately held, computer graphics manufacturer that merged with Adage in 1987. Mr. Sharkey was a Certified Public Accountant for KPMG from 1978 to 1983. Mr. Sharkey’s strong auditing and accounting credentials give him the skills to serve as a director of our Company, Chairman of the Audit Committee, and “audit committee financial expert.”

Mr. Sharkey earned a Bachelor of Arts in economics and accounting from the College of the Holy Cross in Worcester, Massachusetts.

6

Robin D. Richards, Director

Robin D. Richards has served as a director of the Company since April 11, 2017. Mr. Richards currently serves as the Chief Executive Officer and Chairman at CareerArc Group LLC, Internships.com and TweetMyJobs, LLC and as the President of the Chase Foundation. From 2001 to 2009, Mr. Richards served as the Chief Executive Officer and Chairman of Blackboard Connect Inc. (formerly The NTI Group, Notification Technologies, Inc.). From 1997 to 2001, Mr. Richards served as the Chief Executive Officer and Chairman of Vivendi Universal Net USA Group, Inc., where he oversaw all aspects of six (6) interrelated entities, including all technical initiatives. From December 2002 to June 2003, Mr. Richards served as the President and Chief Operating Officer of the Prostate Cancer Foundation. From January 1999 to August 2001, Mr. Richards served as the founding President of MP3.com, the internet’s first digital music provider, and from January 1999 to January 2001, Mr. Richards served as the Chief Operating Officer of MP3.com. Mr. Richards took MP3.com public in 1999, which was the largest initial public offering for an independent internet company at that time, and was the lead negotiator for the sale of MP3.com to Vivendi Universal. From 1991-1994, Mr. Richards served as the Managing Director of Tickets.com, Inc. From March 1986 to October 1997, Mr. Richards was the founder, President and Chief Executive Officer of Lexi International. Mr. Richards is a member of several boards of directors. He serves as a board member of The Prostate Cancer Foundation, the National School Boards Foundation, the California State Summer School for the Arts (InnerSpark), Revolution Prep, LLC, MP3.com, PeoplePC Inc., LASEC (Los Angeles Sports and Entertainment Commission), the University of Southern California Marshall School of Business Board of Leaders and Adly and as Chairman of the Board of Social Sentinel, Inc., Jets.com and Ingate Technologies, LLC. Mr. Richards also served as a director of Cash Technologies, Inc. from October 2005 to September 2008. In addition, Mr. Richards is a member of the Advisory Board at Opus8, Inc. and Kennet Partners Limited.

Mr. Richards holds a Bachelor of Science from Michigan State University and attended Whittier College School of Law.

Mr. Richards is a successful entrepreneur and visionary strategist. His experience in the e-commerce, technology and digital media industries gives him the qualifications and skills to serve as a director of our Company.

John Bendheim, Director

John Bendheim has served as a director of the Company since April 11, 2017. Mr. Bendheim currently serves as the President of Bendheim Enterprises, Inc., a real estate investment holding company, and as the Vice President of the Leon Lowenstein Foundation, Inc., a foundation supporting education, health and environmental projects nationwide. Mr. Bendheim founded Inland Homes in 1994 and has specialized in providing equity funding for real estate transactions. From 1988 to 1994, Mr. Bendheim served as the President of Benditel Incorporated, a manufacturer of women’s apparel. Mr. Bendheim is also a member of several boards of directors. He serves as the Chairman of the Board of the Los Angeles Sports and Entertainment Commission and as Vice-Chairman of the Psychological Trauma Center. He is also a director of Cedars Sinai Medical Center, Cedars Sinai Medical Genetics Institute – Community Advisory Board, California Republic Bank, California Republic Bancorp, the Leon Lowenstein Foundation, USC Marshall Board of Leaders, University of Southern California Alumni Association Board of Governors, Wallace Annenberg Center for the Performing Arts, Beverly Hills Chamber of Commerce, American Fidelity Corporation, Evergreen Community School, Los Angeles Committee on Foreign Relations and the Brentwood School, as well as a member of the Advisory Board at Mandalay Digital Group, Inc. In addition, Mr. Bendheim served as an independent director of Zoo Entertainment, Inc. from June 2008 to June 2011.

Mr. Bendheim received his Bachelor of Science in Business Administration in 1975 and an MBA in 1976 from the University of Southern California.

Mr. Bendheim’s significant experience in business development, financing and advising boards of directors in various sectors give him the qualifications and skills necessary to serve as a director of our Company.

7

Michael Orlando, Director and Chief Operating Officer

Michael Orlando has served as our Chief Operating Officer since May 23, 2017 and as a director of the Company since June 30, 2017. Mr. Orlando founded Fit Pay, Inc. in September 2014. Prior to founding Fit Pay, Inc., Mr. Orlando served in numerous roles at payment, authentication, and software-as-a-service companies. From September 2012 to September 2014, Mr. Orlando served as Chief Sales Officer at Jumio, Inc., a leading mobile identify verification solution provider. In 2012, Mr. Orlando served as Senior Vice President, Sales and Marketing at EZ Prints, Inc., an online merchandise printing and fulfillment services company. From September 2000 to February 2012, Mr. Orlando served as Senior Vice President, Global Sales and Services at CyberSource Inc., a leading e-commerce and credit card systems management company, where he oversaw all enterprise sales and professional services functions worldwide.

Mr. Orlando holds a Bachelor of Science in Management from California Coast University.

Mr. Orlando’s significant experience in the payments industry and technology sector gives him the qualifications and skills necessary to serve as a director of our Company.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the seven (7) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the seven (7) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES.

8

CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our Board currently consists of seven (7) members: Gino M. Pereira; Major General David R. Gust USA, Ret.; Michael J. D’Almada-Remedios, PhD; Daniel P. Sharkey; Robin D. Richards; John Bendheim; and Michael Orlando. All of our directors will serve until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

As we are listed on NASDAQ Capital Market, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our Board affirmatively determined that Major General David R. Gust USA, Ret., Michael J. D’Almada-Remedios, PhD, Daniel P. Sharkey, Robin D. Richards and John Bendheim are “independent” directors, as that term is defined in the Marketplace Rules of the NASDAQ Stock Market.

Board Meetings and Attendance

During fiscal year 2016, the Board held two (2) meetings (one (1) physical and one (1) telephonic meeting). No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s five (5) then-sitting directors attended our 2016 Annual Meeting of Stockholders, which was held in Melbourne, Florida on September 1, 2016.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Gino Pereira, Chief Executive Officer, Nxt-ID, Inc., 285 North Drive, Suite D, Melbourne, FL 32934. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nomination Committee. Each committee has a charter, which is available on our website at www.nxt-id.com. Information contained on our website is not incorporated herein by reference. Each of the board committees has the composition and responsibilities described below. As of August 2, 2017, the members of these committees are:

Audit Committee– Daniel Sharkey*(1), David R. Gust, Michael J. D’Almada-Remedios, PhD

Compensation Committee – David R. Gust*, Daniel Sharkey, Michael J. D’Almada-Remedios, PhD

Corporate Governance and Nomination Committee– David R. Gust*, Daniel Sharkey, Michael J. D’Almada-Remedios, PhD

*	Indicates Committee Chair

(1)	Indicates Committee Financial Expert

9

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Daniel Sharkey, David R. Gust and Michael J. D’Almada-Remedios, PhD. Mr. Sharkey, Dr. Remedios and Mr. Gust are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Marketplace Rules of the NASDAQ Stock Market. Our Board has determined that Mr. Sharkey shall serve as the “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Mr. Sharkey serves as Chairman of our Audit Committee.

The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. Among other matters, the Audit Committee:

●	Selecting and recommending to our Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	Approving the fees to be paid to the independent registered public accounting firm;

●	Helping to ensure the independence of our independent registered public accounting firm;

●	Overseeing the integrity of our financial statements;

●	Preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	Reviewing major changes to our auditing and accounting principles and practices as suggested by our Company’s independent registered public accounting firm, internal auditors (if any) or management;

●	Reviewing and approving all related party transactions; and

●	Overseeing our compliance with legal and regulatory requirements.

In 2016, the Audit Committee held three (3) telephonic meetings at which all of the members of the then current Audit Committee were present, and one (1) telephonic meeting at which two (2) of the members of the then current Audit Committee were present.

The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of the NASDAQ Stock Market.

The Audit Committee’s charter is attached as Appendix A to this Proxy Statement.

Compensation Committee

The members of our Compensation Committee are David R. Gust, Michael J. D’Almada-Remedios, PhD, and Daniel Sharkey. Mr. Gust, Dr. Remedios, and Mr. Sharkey are “independent” within the meaning of the Marketplace Rules of the Nasdaq Stock Market. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Mr. Gust serves as Chairman of our Compensation Committee.

10

The Compensation Committee’s compensation-related responsibilities include:

●	Assisting our Board in developing and evaluating potential candidates for executive positions and overseeing the development of executive succession plans;

●	Reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	Reviewing, approving and recommending to our Board on an annual basis the evaluation process and compensation structure for our other executive officers;

●	Providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	Reviewing our incentive compensation and other stock-based plans and recommending changes in such plans to our Board as needed, and exercising all the authority of our Board with respect to the administration of such plans;

●	Reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and

●	Selecting, retaining and terminating such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

In 2016, the Compensation Committee held one (1) telephonic meeting, at which all of the members of the then current Compensation Committee were present.

The Compensation Committee’s charter is attached as Appendix B to this Proxy Statement.

Corporate Governance and Nomination Committee

The members of our Corporate Governance Nomination Committee are David R. Gust, Daniel Sharkey and Michael J. D’Almada-Remedios, PhD. Dr. Remedios, Mr. Gust and Mr. Sharkey are “independent” within the meaning of the Marketplace Rules of the NASDAQ Stock Market. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The purpose of the Corporate Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Gust serves as Chairman of our Corporate Governance and Nomination Committee.

The Corporate Governance and Nomination Committee is responsible for, among other objectives, making recommendations to the Board regarding candidates for directorships; overseeing the evaluation of the Board; reviewing developments in corporate governance practices; developing a set of corporate governance guidelines; and reviewing and recommending changes to the charters of other board committees. In addition, the Corporate Governance and Nomination Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

In 2016, the Corporate Governance and Nomination Committee held two (2) telephonic meetings, at which all of the members of the then current Corporate Governance and Nomination Committee were present.

The Corporate Governance and Nomination Committee’s charter is attached as Appendix C to this Proxy Statement.

11

Family Relationships

There are no relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

Except as described below, to the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Leadership Structure of the Board

The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman of the Board, Gino M. Pereira, also serves as the Company’s Chief Executive Officer.

12

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Corporate Governance and Nomination Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Code of Ethics

The Board has adopted a Code of Ethical Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable rules of the NASDAQ Stock Market. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to accurate reporting. The Code of Conduct is available on our website at www.nxt-id.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

DIRECTOR COMPENSATION

The Company compensates our non-officer directors on a negotiated basis including expenses for their service. The following table reflects all compensation awarded to, earned by or paid to the Company’s directors for the fiscal year ended December 31, 2016.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Major General David R. Gust, USA, Ret. (1)	-	60,000	-	-	-	612	60,612
Michael J. D’Almada-Remedios, PhD (2)	-	60,000	-	-	-	604	60,604
Daniel P. Sharkey (3)	-	60,000	-	-	-	1,055	61,055
Stanley E. Washington	-	-	-	-	-	34,282	34,282

(1)	Major General David R. Gust received 17,235 shares of Common Stock at an average price of approximately $3.48 per share.

(2)	Michael J. D’Almada-Remedios received 17,235 shares of Common Stock at an average price of approximately $3.48 per share.

(3)	Daniel P. Sharkey received 17,235 shares of Common Stock at an average price of approximately $3.48 per share.

(4)	The Company reimbursed Mr. Gust, Dr. Remedios and Mr. Sharkey for travel-related expenses.

13

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Gino M. Pereira	59	Chief Executive Officer
Vincent S. Miceli	59	Vice President and Chief Financial Officer
David Tunnell	52	Chief Technology Officer
Michael Orlando	49	Chief Operating Officer

Biographical information about Gino M. Pereira and Michael Orlando appears above on page 5 and page 8, respectively.

Vincent S. Miceli, Vice President and Chief Financial Officer

Vincent S. Miceli has served as a Vice-President and Chief Financial Officer of the Company since September 29, 2014. Mr. Miceli has over 30 years of experience in executive, financial and operational management for companies based primarily in the United States. Prior to joining the Company, Mr. Miceli was Vice-President and Chief Financial Officer/Treasurer of Panolam Industries International, Inc., a privately held company which primarily designs, manufactures, and distributes decorative and industrial laminates from May 2006 to mid-December 2013. Prior to that, Mr. Miceli was the Chief Financial Officer and Corporate Controller of Opticare Health Systems, Inc., a company that provides integrated eye care services from 2004 to 2006. Prior to 2004, Mr. Miceli held senior accounting positions at Amphenol Corporation and United Technologies, Inc. Mr. Miceli holds a BS in accounting from Quinnipiac College, an MBA, with a concentration in Finance, from the University of Hartford and he is an affiliate member of both the AICPA and Connecticut Society of Certified Public Accountants.

David Tunnell, Chief Technology Officer

David Tunnell, one of our co-founders, has served as the Chief Technology Officer, from the date of inception of the Company. Mr. Tunnell is an expert in biometrics and is the inventor of a variety of miniature technologies for remote distributed sensors. Mr. Tunnell has over 23 years of experience in developing high-technology solutions for the US Government. He was the divisional director of 3D identification products at Technest Holdings, Inc., from 2003 to 2011. Prior to that he was at the National Security Agency (NSA) serving in operations, support, and development and later at L3 Communications where he served as Director of Engineering, overseeing the development of SIGINT solutions and served as the primary interface with customers, bridging the gap between customer requirements and system design and engineering. He also managed technical personnel, budgets, schedules, and technical direction. Mr. Tunnell earned a Masters in Technical Management (MSTM) from Johns Hopkins University and a BSEE from the University of Tennessee.

14

EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Base Salary

We provide base salary as a fixed source of compensation for our Named Executive Officers. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent. Base salaries for our Named Executive Officers were established primarily based on individual negotiations with such executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board’s experience and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints, and a general sense of internal pay equity among our executive officers. The Board does not apply specific formulas in determining base salary increases. The base salaries of our Named Executive Officers for the fiscal years ended December 31, 2016 and 2015 are set forth below.

Cash Bonuses or Bonuses Paid in Shares of Common Stock

Our employees, including our Named Executive Officers, are eligible to earn discretionary performance bonuses based on individual performance. We determine the amount of individual bonus earned in a subjective manner without specific weightings or a formula. For the years ended December 31, 2016 and 2015, we did not set any targets for the award of any performance bonuses or award any performance bonuses.

Equity Incentive Compensation

We believe that our long-term performance can be promoted by an ownership culture that encourages such performance through the grant of stock and stock-based awards. Specifically, we believe that stock-based compensation provides the principal method for our executive officers, directors and other employees to acquire equity or equity-linked interests in the Company. Accordingly, we adopted the 2013 Long-Term Incentive Plan (“2013 LTIP”), approved by our stockholders on January 4, 2013, in order to provide such stock-based compensation to our executive officers, directors and other employees.

Summary Compensation Table for Fiscal Years 2016 and 2015

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the Named Executive Officers paid by us during the years ended December 31, 2016 and 2015 in all capacities for the accounts of our executives, including the Chief Executive Officer and Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Gino M. Pereira,	2016	346,500	-	124,000	-	-	-	19,517	490,017
Chief Executive Officer	2015	330,000	-	-	-	-	-	18,252	348,252
Vincent S. Miceli,	2016	241,500	-	62,000	-	-	-	14,400	353,600
Chief Financial Officer	2015	200,000	-	-	-	-	-	14,400	274,400
David Tunnell,	2016	277,200	-	62,000	-	-	-	14,400	317,900
Chief Technology Officer	2015	260,000	-	-	-	-	-	14,400	214,400

(1)	The Company reimbursed Mr. Pereira, Mr. Tunnell and Mr. Miceli for a portion of their respective medical expenses.

15

Employment Agreements

Effective October 1, 2015, we extended the employment agreement with Gino M. Pereira, our Chief Executive Officer. The term of the employment agreement is three (3) years beginning on October 1, 2015. Effective January 1, 2017, Mr. Pereira’s base salary increased to $381,150 from $346,500. The employment agreement also provides for:

●	Payment of all necessary and reasonable out-of-pocket expenses incurred by Mr. Pereira in the performance of his duties under the employment agreement.

●	Eligibility to participate in bonus or incentive compensation plans that may be established by the Board from time to time applicable to Mr. Pereira’s services.

●	Eligibility to receive equity awards as determined by the Board, or a committee of the Board, composed in compliance with the corporate governance standards of any applicable listing exchange.

Effective May 23, 2017, we entered into an employment agreement with Michael Orlando, our Chief Operating Officer. The term of the employment agreement is 1 year beginning on May 23, 2017. Mr. Orlando’s base salary is $150,000, plus an initial stock grant of 250,000 shares of Common Stock from the Company’s 2013 LTIP. The employment agreement also provides for:

●	Payment of all necessary and reasonable out-of-pocket expenses incurred by Mr. Orlando in the performance of his duties under the employment agreement.

●	Eligibility to participate in bonus or incentive compensation plans that may be established by the Board from time to time applicable to Mr. Orlando’s services.

●	Eligibility to receive equity awards as determined by the Board, or a committee of the Board, composed in compliance with the corporate governance standards of any applicable listing exchange.

We do not have employment agreements with Vincent S. Miceli, our Chief Financial Officer, or David Tunnell, our Chief Technology Officer.

Employee Benefits

We provide standard health insurance benefits to our executive officers, on the same terms and conditions as provided to all other eligible employees. We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees.

Other Compensation

Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our executive officers during the year ended December 31, 2016. We do not have any retirement, pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.

16

Outstanding Equity Awards as of December 31, 2016

The following table provides information related to the vested and unvested option and stock awards held by our Named Executive Officers as of December 31, 2016. The presentation of the option and stock awards on the following table reflect the Company’s reverse stock split that was effected on September 9, 2016.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Option (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Gino M. Pereira	-	-	-	-	-	-	$	20,000	$124,000
David Tunnell	-	-	-	-	-	-	$	10,000	$62,000
Vincent S. Miceli	-	-	-	-	-	-	$	10,000	$62,000

Equity Compensation Plan Information as of December 31, 2016

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under the Plan (2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	-	$-	554,045
Equity compensation plans not approved by security holders	-	-	-
Total	-	$-	554,045

(1)	Represents the shares of Common Stock authorized for issuance under the Nxt-ID, Inc. 2013 Long-Term Stock Incentive Plan (the “2013 LTIP”), which was approved by the Company’s stockholders on January 3, 2013. The maximum aggregate number of shares of Common Stock that may be issued under the 2013 LTIP, including stock options, stock awards, including stock issued to the Board for serving on the Company’s Board, and stock appreciation rights is limited to 10% of the shares of Common Stock outstanding on the first trading day of any fiscal year, or 737,992 for fiscal year 2017.

(2)	As of January 1, 2017.

17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements, the following is a description of transactions to which we were a participant during the past three (3) years, or will be a participant to, in which:

●	the amounts involved exceeded or will exceed the lesser of 1% of our total assets or $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ Stock Market regulations.

Dr. Michael Remedios is a director of the Company and the Chief Technical Officer of WorldVentures Holdings (“WVH”) with whom we completed a strategic transaction on December 31, 2015. Dr. Remedios recused himself from any involvement or voting in the transaction between World Ventures and the Company other than to provide input at a technical level.

During the year ended December 31, 2016, we recognized revenue of $1,357,413 from WVH, a related party. In addition, our accounts receivable balance included $621,724 due from WVH.

Stanley E. Washington is the Founder and Chief Executive Officer of Pantheon Business Consulting (“PBC”) and was a director of the Company from October 8, 2015 to July 5, 2017. Mr. Washington joined the Company’s advisory board effective July 5, 2017. PBC was engaged by the Company as a business consultant pursuant to an engagement letter, dated October 5, 2015 (the “Engagement Letter”). In connection with the Engagement Letter, PBC will focus on (i) providing the Company with strategic business partner development services to increase the Company’s penetration with payment service providers and (ii) increasing the Company’s competitive market position by building a robust consumer platform focused on growth of the Company’s MobileBio products. The term of PBC’s engagement with the Company is from October 12, 2015 to November 11, 2016 with two (2) one (1)-year options to renew. PBC’s engagement with the Company was renewed for one (1) year until November 11, 2017. Pursuant to the Engagement Letter, the Company agreed to pay PBC a retainer of $10,000 per month for the first two (2) months and $8,000 per month thereafter. PBC is also entitled to receive up to 15,500 shares of Common Stock, which the Company agreed to register on Form S-8 or other applicable registration form (the “Registration Statement”) filed with the SEC within six (6) months from the date of the Engagement Letter, as follows: (i) 8,000 shares of Common Stock on the effective date of the Registration Statement; (ii) 2,500 shares of Common Stock upon the per share trading price of the Common Stock equaling or exceeding $15.00 per share for a period of any twenty (20) trading days within any sixty (60)-day trading period on or before the first anniversary of the effective date of the Registration Statement; (iii) 2,500 shares of Common Stock upon the per share trading price of the Common Stock equaling or exceeding $20.00 per share for a period of any twenty (20) trading days within any sixty (60)-day trading period on or before the first anniversary of the effective date of the Registration Statement; and (iv) 2,500 shares of Common Stock upon the per share trading price of the Common Stock equaling or exceeding $25.00 per share for a period of any twenty (20) trading days within any sixty (60)-day trading period on or before the first anniversary of the effective date of the Registration Statement.

18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent (10%) of the Common Stock to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file reports by such dates during fiscal year 2016. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2016, there was no failure to comply with Section 16(a) filing requirements applicable to its executive officers, directors or ten percent (10%) stockholders other than as listed in the table below:

Name	Number of Late Reports	Description
Gino M. Pereira	1	1 transaction was not reported on a timely basis upon the disposition of shares.

19

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation Committee.  We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors of the Company that the CD&A be included in the Company’s Annual Proxy for the fiscal year ended December 31, 2016.

This Compensation Report has been furnished by the Compensation Committee of the Board of Directors.

David R. Gust

Daniel P. Sharkey

Michael J. D’Almada-Remedios, PhD

20

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Marcum LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Board of Directors approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Daniel P. Sharkey

David R. Gust

Michael J. D’Almada-Remedios, PhD

21

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(Proposal No. 2)

Effective April 21, 2016, Marcum LLP (“Marcum”) was appointed by the Board as our independent auditors for the fiscal year ending December 31, 2016. The decision to appoint Marcum as the new registered public accounting firm was approved by the Audit Committee of the Board. Marcum has previously served as the Company’s independent registered public accounting firm from March 24, 2012 through October 8, 2014, at which time it resigned as it had concluded that it was not independent of the Company with respect to the Company’s quarterly period ended June 30, 2014 as a result of the provision of personal tax services to an executive officer of the Company during such period.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of an independent registered public accounting firm.

Marcum has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting, however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

KPMG LLP (“KPMG”) served as our independent registered public accounting firm from October 30, 2014 to April 21, 2016. The following table presents aggregate fees for professional services rendered by Marcum and KPMG for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2016 and December 31, 2015.

	For the Year Ended December 31,
	2016	2015
Audit fees(1)	$133,000	$639,400
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$133,000	$639,400

(1)	Audit fees were for professional services rendered for the audits of the financial statements of the Company, assistance with review of documents filed with the SEC, consents, and other assistance required to be performed by our independent registered public account firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountant

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accountant prior to its engagement with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by the independent registered public accountant other than the annual audit. The Chairman of the Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Vote Required and Recommendation

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum as our independent registered public accountants for the fiscal year ending December 31, 2017.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2017.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION

OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

22

APPROVAL OF THE ESTABLISHMENT OF THE NXT-ID, INC. 2017 STOCK INCENTIVE PLAN
(Proposal No. 3)

Summary

The Board has approved and recommends to the stockholders a proposal to adopt the 2017 Stock Incentive Plan (the “2017 SIP”). The Board believes that encouraging our employees, directors and consultants to own shares of our Common Stock fosters broad alignment between the interests of employees, directors and consultants and the interests of our stockholders. The Board also believes that the 2017 SIP will help us to attract, motivate and retain talented and qualified employees and consultants.

Reasons for Adoption of the 2017 SIP

On May 23, 2017, the Company acquired Fit Pay, Inc. (“Fit Pay”). The Board is now seeking stockholder approval of the 2017 SIP in order to enable the Company to provide equity compensation to certain eligible consultants, employees and service providers of the Company, and primarily certain eligible consultants, employees and service providers of Fit Pay. Specifically, the purpose of the 2017 SIP is to enable the Company to provide a means to issue shares of Common Stock or stock options which may be exercised for shares of Common Stock to certain eligible consultants, employees and service providers of the Company as a substitute for, or as an additional incentive to, paying cash compensation to consultants and non-payroll employees or as a portion of severance packages in certain scenarios. The 2017 SIP will allow the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. We envision the 2017 SIP working in tandem with the 2013 LTIP to provide additional means to compensate our employees.

Reasons for Stockholder Approval

The Board seeks stockholder approval of the 2017 SIP in order to meet the stockholder approval requirements of the NASDAQ Stock Market. In addition, we regard stockholder approval of the 2017 SIP as desirable and consistent with corporate governance best practices.

If the Company’s stockholders approve the 2017 SIP at the Annual Meeting or any adjournment thereof, it will become effective at the time of stockholder approval and the Company intends to file a registration statement on Form S-8 under the Securities Act of 1933, as amended, in order to register the sale of the shares of Common Stock that will be authorized under the 2017 SIP. The Board believes that the failure to ratify and approve the 2017 SIP will limit the Company’s ability to offer benefits to its employees, which would adversely affect the Company’s future hiring and operating plans.

Description of the 2017 SIP

Below is a summary of the terms of the 2017 SIP that is qualified in its entirety by reference to the full text of the 2017 SIP which is attached to this proxy statement as Appendix D. Capitalized terms used herein are defined in the 2017 SIP unless otherwise indicated.

Administration

The 2017 SIP will be administered by the Board or the Compensation Committee thereof (the “Compensation Committee”). The Compensation Committee will have full authority, subject to the terms of the 2017 SIP, to establish rules and regulations for the proper administration of the 2017 SIP, to select the employees, directors and consultants to whom awards are granted, and to set the dates of grants, the types of awards that shall be made and the other terms of the awards. When granting awards, the Compensation Committee will consider such factors as an individual’s duties and present and potential contributions to the Company’s success and such other factors as the Compensation Committee in its discretion shall deem relevant. The Compensation Committee may also correct any defect or supply any omission or reconcile any inconsistency in the 2017 SIP or in any agreement relating to an award in the manner and to the extent it shall deem expedient to carry it into effect.

23

Number of Shares of Common Stock Subject to the 2017 SIP and Award Limits

The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the 2017 SIP pursuant to awards of Restricted Shares or Options will be limited to 10% of the outstanding shares of Common Stock, which calculation shall be made on the first (1st) business day of each new fiscal year; provided that for fiscal year 2017 1,500,000 shares of Common Stock may be delivered to Participants under the Plan. Thereafter, the 10% evergreen provision shall govern the Plan. The number of shares of Common Stock that are the subject of awards under the 2017 SIP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the 2017 SIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the 2017 SIP and will not again be available for issuance under the 2017 SIP.

The limitations described above may be adjusted upon a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend on Common Stock, or other increase or reduction in the number of shares of Common Stock outstanding without receipt of consideration by the Company.

Eligibility

All employees, directors and consultants of the Company are eligible to participate in the 2017 SIP. The selection of those eligible employees, directors and consultants who will receive Restricted Shares is within the discretion of the Compensation Committee.

Term of 2017 SIP

The 2017 SIP becomes effective as of the date that the Company’s stockholders approve the 2017 SIP. No further awards may be granted under the 2017 SIP after ten (10) years from the date that the 2017 SIP is approved by stockholders, and the 2017 SIP will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the 2017 SIP at any time with respect to any shares of Common Stock for which awards have not theretofore been granted.

Restricted Shares

Transfer Restrictions and Forfeiture Obligations.   Pursuant to a Restricted Share award, shares of Common Stock will be issued or delivered to the employee, director or consultant at the time the award is made without any payment to us (other than for any payment amount determined by the Compensation Committee in its discretion), but such shares of Common Stock will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares to us as may be determined in the discretion of the Compensation Committee. The Compensation Committee may provide that the restrictions on disposition and the obligations to forfeit the shares of Common Stock will lapse based on (i) the attainment of one or more performance measures established by the Compensation Committee, (ii) the continued employment or service with the Company for a specified period or (iii) the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion. Upon the issuance of shares of Common Stock pursuant to a Restricted Share award, except for the foregoing restrictions and unless otherwise provided, the recipient of the award will have all the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive all dividends paid with respect to such shares, which dividends will accrue and be paid when the forfeiture restrictions applicable to the Restricted Share award have lapsed. At the time of such award, the Compensation Committee may, in its sole discretion, prescribe additional terms, conditions, or restrictions relating to Restricted Share awards, including rules pertaining to the effect of the termination of employment or service as a director or consultant of a recipient of Restricted Shares (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

24

Other Terms and Conditions.   The Compensation Committee may establish other terms and conditions for the issuance of Restricted Shares under the 2017 SIP.

Stock Options

Term of Option.   The term of each option will be as specified by the Compensation Committee at the date of grant but shall not be exercisable more than ten (10) years after the date of grant.

Option Price.  The option price will be determined by the Compensation Committee and, in the case of an Option, may not be less than the fair market value of a share of Common Stock on the date that the Option is granted.

Repricing Restrictions.   Except for adjustments for certain changes in the Common Stock, the Compensation Committee may not, without the approval of our stockholders, amend any outstanding option agreement that evidences an Option grant to lower the Option price (or cancel and replace any outstanding option agreement with an option agreement having a lower Option price).

Size of Grant.   Subject to the limitations described above under the section “Number of Shares of Common Stock Subject to the 2017 SIP and Award Limits,” the number of shares of Common Stock for which an Option is granted to an employee, director or consultant will be determined by the Compensation Committee.

Payment.   The Option price upon exercise may be paid by an optionee in any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option price under the Option, (b) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Compensation Committee or one of our executive officers) or (c) any other form of payment which is acceptable to the Compensation Committee.

Option Agreement.   All Options will be evidenced by a written agreement containing provisions consistent with the 2017 SIP and such other provisions as the Compensation Committee deems appropriate. The terms and conditions of the respective option agreements need not be identical. The Compensation Committee may, with the consent of the participant, amend any outstanding option agreement in any manner not inconsistent with the provisions of the 2017 SIP, including amendments that accelerate the exercisability of the Option.

Corporate Change and Other Adjustments

Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

The maximum number of shares of Common Stock that may be issued under the 2017 SIP and the maximum number of shares of Common Stock that may be issued to any one individual and the other individual award limitations, as well as the number and price of shares of Common Stock or other consideration subject to an award under the 2017 SIP, will be appropriately adjusted by the Compensation Committee in the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of Common Stock occurring after an award is granted.

25

Amendments

The Board may from time to time amend the 2017 SIP; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant’s consent. Further, without the prior approval of our stockholders, the Board may not amend the 2017 SIP to change the class of eligible individuals or increase the number of shares of Common Stock that may be issued under the 2017 SIP.

Federal Income Tax Aspects of the 2017 SIP

The following discussion summarizes certain material U.S. federal income tax consequences to the Company and U.S. holders with respect to the acquisition, ownership, exercise or disposition of awards which may be granted under the 2017 SIP. The discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and rulings promulgated thereunder, all of which are subject to change (possibly with retroactive effect) or different interpretations. This summary reflects generally contemplated consequences and does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to an individual award holder’s situation, nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Restricted Shares.   The recipient of a Restricted Share award will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the shares of Common Stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of Common Stock at such time, and, subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Share award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a Restricted Share award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Share award based on the fair market value of the shares of Common Stock on the date of the award, in which case (a) subject to Section 162(m), we will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than thirty (30) days after the grant of the Restricted Share award and is irrevocable.

Stock Options.   As a general rule, no federal income tax is imposed on the optionee upon the grant of an Option, and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of an Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the Option price paid for such shares. Upon the exercise of an Option, and subject to the application of Section 162(m) of the Code, we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares of Common Stock received upon exercise of an Option, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an Option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of an Option.

The 2017 SIP is not qualified under Section 401(a) of the Code. Based upon current law and published interpretations, we do not believe that the 2017 SIP is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the 2017 SIP. No consideration has been given to the effects of state, local, or other tax laws on the 2017 SIP or award recipients.

Vote Required and Recommendation

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the establishment of the 2017 SIP.

At the Annual Meeting a vote will be taken on a proposal to approve the establishment of the Company’s 2017 SIP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL

OF THE ESTABLISHMENT OF THE NXT-ID, INC. 2017 STOCK INCENTIVE PLAN.

26

ADVISORY RESOLUTION ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

(Proposal No. 4)

Summary

As required by Section 14A of the Exchange Act, the Board is holding a separate, non-binding advisory vote seeking approval of the compensation of the Company’s Named Executive Officers, as disclosed in the “Executive Officer Compensation” portion of this proxy statement. This proposal, commonly known as “Say on Pay,” gives you the opportunity to indicate your support or lack of support for the Company’s fiscal year 2016 compensation practices and programs for the Named Executive Officers by voting on the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, the Company has established a compensation program that is designed to attract and retain key employees and reward those employees for the short-term and long-term performance of the Company.

We encourage stockholders to review the information set forth above under “COMPENSATION COMMITTEE REPORT” and “EXECUTIVE OFFICER COMPENSATION”, including the “Compensation Discussion and Analysis” and the tabular and narrative disclosure. As noted in the Compensation Discussion and Analysis:

●	Our goal is to attract, motivate, and retain key executives and to reward executives for value creation;

●	We have structured our compensation packages to foster a performance-oriented environment by tying a significant portion of each executive’s cash and equity compensation to the achievement of performance targets that are important to the Company and its stockholders; and

●	This process of determining compensation is not a mechanical process, and our Board has used its judgment and experience and has worked with our Compensation Committee to determine the appropriate mix of compensation for each individual.

Vote Required and Recommendation

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter will be required to approve the advisory resolution on the compensation of the Company’s named executive officers.

Because the vote is advisory, it will not be binding upon the Board or the Compensation Committee and neither the Board nor the Compensation Committee will be required to take any action as a result of the outcome of the vote on this proposal. The Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF

THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

27

ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY

(Proposal No. 5)

Summary

Section 14A of the Exchange Act and the SEC’s rules thereunder require that we include in this proxy statement a separate non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one (1), two (2) or three (3) years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that a stockholder advisory vote on executive compensation every three (3) years is the best approach for the Company based on a number of considerations, including the following:

●	Our compensation program is designed to induce performance over a multi-year period. A vote held every three (3) years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our Named Executive Officers;

●	A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

●	A three-year vote cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Vote Required and Recommendation

The advisory resolution on the frequency of the stockholders’ advisory resolution on the compensation of the Company’s Named Executive Officers is selected by a plurality of the shares present, in person or by proxy, and voting on the matter. Accordingly, the option — every one, two or three years — that receives the largest number of votes cast “FOR” is the option selected by the stockholders. This proposal is non-binding on the Company and the Board.

Although the advisory vote is non-binding, our Board and the Compensation Committee will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur. For example, as discussed under “Stockholder Communications”, the Company provides stockholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE (3) YEARS.

28

APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE EXCHANGE NOTES AND EXERCISE OF THE EXCHANGE WARRANTS IN AN AMOUNT EQUAL TO 20% OR
MORE OF THE COMPANY’S OUTSTANDING COMMON STOCK

(Proposal No. 6)

Summary

The purpose of Proposal No. 6 is to obtain the stockholder approval required under NASDAQ Marketplace Rule 5635(d) (“NASDAQ Rule 5635(d)”) to permit the Company to issue Common Stock upon conversion of the Exchange Notes (as defined below) and exercise of the Exchange Warrants (as defined below) in an amount equal to 20% or more of the Company’s outstanding Common Stock.

Background

On July 25, 2016, in connection with its acquisition of LogicMark, LLC (the “Seller”), the Company issued to LogicMark Investment Partners, LLC, as the Seller’s representative (“LogicMark Investment Partners”), a secured subordinated promissory note in the principal amount of $2,500,000 (the “Original Note”). On November 29, 2016, the Company entered into a Securities Exchange Agreement with certain holders (the “Holders”) of a portion of the Original Note (which Holders previously purchased $1,500,000 of the Original Note from LogicMark Investment Partners) pursuant to which the Company exchanged $1,500,000 of the Original Note for (i) an aggregate principal amount of $1,500,000 of secured subordinated convertible promissory notes (the “November 2016 Notes”) and (ii) warrants exercisable into 500,000 shares of Common Stock (the “November 2016 Warrants”). On November 29, 2016, the Company also issued to LogicMark Investment Partners an amended and restated secured promissory note in the principal amount of $1,000,000 (the “Amended and Restated Note”).

In order to consummate a registered direct offering of an aggregate of 2,170,000 shares of Common Stock and pre-funded warrants to purchase 230,000 shares of Common Stock, as well as a concurrent private placement of warrants to purchase 1,800,000 shares of Common Stock, which transactions closed on July 13, 2017, the Company was required to obtain the consent of the Holders. In consideration of the Holders providing such consent to the registered direct offering and concurrent private placement, on July 11, 2017, the Company and the Holders agreed to lower the conversion price of the November 2016 Notes from $3.00 to $2.00 per share and to lower the exercise price of the November 2016 Warrants from $3.00 to $2.00 per share.

On July 19, 2017, the Holders purchased from LogicMark Investment Partners the $594,403 outstanding balance on the Amended and Restated Note, inclusive of accrued and unpaid interest. In connection therewith, the Company, LogicMark Investment Partners and the Holders entered into an Assignment and Assumption Agreement, dated July 19, 2017, pursuant to which LogicMark Investment Partners assigned the Amended and Restated Note to the Holders. In addition, on July 19, 2017, the Company and the Holders entered into a Securities Exchange Agreement pursuant to which the Company exchanged the Amended and Restated Note held by the Holders for (i) an aggregate principal amount of $594,403 of secured subordinated convertible promissory notes (the “July 2017 Notes,” and together with the November 2016 Notes, the “Exchange Notes”) and (ii) warrants exercisable into 297,202 shares of Common Stock (the “July 2017 Warrants,” and together with the November 2016 Warrants, the “Exchange Warrants”). The July 2017 Notes are convertible into shares of Common Stock at a conversion price of $2.00 per share and the July 2017 Warrants are exercisable into shares of Common Stock at an exercise price of $2.00 per share.

Reasons for Stockholder Approval

Our Common Stock is listed on the NASDAQ Capital Market, and as such, we are subject to the Marketplace Rules of the NASDAQ Stock Market. NASDAQ Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) in a transaction other than a public offering: (a) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the Company equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (b) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the Common Stock. As a result of the lowering of the conversion price and exercise price of the November 2016 Notes and November 2016 Warrants, respectively, from $3.00 to $2.00 per share and the issuance of the July 2017 Notes and July 2017 Warrants with a conversion price and exercise price, respectively, of $2.00 per share, we may issue shares of Common Stock upon conversion and exercise of such notes and warrants in an amount equal to 20% or more of our outstanding Common Stock. We are, therefore, required to obtain stockholder approval under NASDAQ Rule 5635(d) for the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants.

Voting Exclusion Statement

To the extent the Holders hold any shares of Common Stock as of the Record Date, we will disregard any votes cast on Proposal No. 6 by the Holders given the Holders’ interest in the Exchange Notes and Exchange Warrants.

Vote Required and Recommendation

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of our outstanding Common Stock in accordance with NASDAQ Rule 5635(d).

At the Annual Meeting a vote will be taken on a proposal to approve the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of our outstanding Common Stock in accordance with NASDAQ Rule 5635(d).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE
ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE EXCHANGE NOTES AND
EXERCISE OF THE EXCHANGE WARRANTS IN AN AMOUNT EQUAL TO 20% OR MORE OF OUR
OUTSTANDING COMMON STOCK.

29

FUTURE STOCKHOLDER PROPOSALS

The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at (212) 603-6300.

*************

30

It is important that the proxies be returned promptly and that your shares of Common Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

August 4, 2017	By Order of the Board of Directors,

/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

31

Appendix A

Nxt-ID, Inc.

AUDIT COMMITTEE CHARTER

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company as well as the independence of such firm, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Membership

The membership of the Committee shall consist of at least three directors, all of whom shall be determined by the Board to be “independent” under the Nasdaq Marketplace Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”); provided that one director, who is not independent under the Nasdaq Marketplace Rules applicable to audit committee members, meets the criteria set forth in Section 10A(m)(3) under the Securities Exchange Act of 1934, as amended, and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years and may not serve as chairperson of the Committee. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations promulgated by the SEC (the “SEC Rules”), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the financial sophistication standard required by the Nasdaq Marketplace Rules. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

A-1

Education

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to appoint, retain and terminate independent counsel, outside financial experts or other advisors, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms, and to oversee the work of such independent counsel, outside financial experts or other advisors. The Committee will also maintain the authority to receive and respond to complaints regarding accounting, internal accounting controls, or auditing matters. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees, composed of one or more of its independent members, and may delegate authority to one or more designated independent members of the Committee.

Related Party Transactions

Pursuant to Nasdaq Listing Rule 5630, the Committee shall review and approve policies and procedures regarding any transaction between the Company and its officers, directors, affiliates of officers and directors, or other related parties (a “Related Party Transaction”) for which disclosure in the Company’s filings with the SEC is required pursuant to Item 404 of Regulation S-K. The Committee shall consider the facts and circumstances regarding such transactions, including, but not limited to, amounts involved, the relationship of the related person (and those persons identified in the instructions to Item 404(a) of Regulation S-K) with the Company, and terms that would be available in a similar transaction with an unaffiliated third-party. The Audit Committee shall also consider its fiduciary duties, the Company’s obligations under applicable securities laws (including disclosure obligations and director independence rules), and any other applicable law in evaluating a Related Party Transaction. The Audit Committee shall then report its determination regarding such transactions to the full Board of Directors at its next regularly scheduled meeting.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated below. The responsibilities will be updated annually to reflect changes in regulatory requirements, authoritative guidance, evolving oversight practices, and the results of the Company’s annual review of the Audit Committee Charter.

A-2

The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s standards of business conduct, codes of ethics, internal policies, procedures and controls.

1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.

2.	The Committee will review and update the Audit Committee Charter and Responsibilities Calendar annually.

3.	The Committee will complete an annual evaluation of the Committee’s performance.

4.	The Committee will provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.

5.	The Company will include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.

6.	The Committee will appoint or replace the independent auditor and determine the terms on which the independent auditor is engaged for the ensuing fiscal year and, at least annually, evaluate the independent auditor's qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm’s internal quality control procedures and any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and on any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

7.	The Committee will resolve any disagreements between management and the independent auditor about financial reporting.

8.	The Committee will establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing that the Committee must pre-approve all auditing services and non-audit services (other than “prohibited non-audit services”) to be provided to the Company by its independent auditor. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals shall be presented to the full Committee at its next scheduled meetings.

The following shall be “prohibited non-audit services”: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementations; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board (the “PCAOB”) prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

9.	The Committee will review the responsibilities, functions and performance of the Company's internal audit department.

A-3

10.	The Committee will ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

11.	The Committee will advise the Board as to whether the Committee consists of three or more members, all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.

12.	The Committee will inquire of the Finance management, and the independent auditor, about significant risks or exposures; review the Company's policies for risk assessment and risk management; and assess the steps management has taken to control such risk to the Company.

13.	The Committee will review with the independent auditor and Finance management the audit scope and plan and coordinate audit efforts to ensure completeness of coverage, reduction of redundant efforts, effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

14.	The Committee will consider and review with Finance management and the independent auditor:

a.	The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation; and

b.	The adequacy of the Company’s internal controls including computerized information system controls and security; and

c.	Any related significant findings and recommendations of the independent auditor and internal audit together with management’s responses; and

d.	The adequacy of disclosures about changes in internal control over financial reporting.

15.	The Committee will review with Finance management any significant changes to GAAP and/or MAP policies or standards.

16.	The Committee will review with Finance management and the independent auditor at the completion of the annual audit:

a.	The Company’s annual financial statements and related footnotes; and

b.	The independent auditor’s audit of the financial statement and its report thereon; and

c.	Any significant changes required in the independent auditor’s audit plan; and

d.	Any serious difficulties or disputes with management encountered during the course of audit and management’s response; and

e.	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

17.	The Committee will review with Finance management and the independent auditor, at least annually, the Company’s critical accounting policies.

A-4

18.	The Committee will consider and review with Finance management:

a.	Significant findings during the year and management’s responses; and

b.	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; and

c.	Any changes required in planned scope of their audit plan.

19.	The Committee will participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.

20.	The Committee will review and discuss with Finance management and the independent auditor the Company’s quarterly financial statements.

21.	The Committee will review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

22.	In connection with each periodic report of the Company, the Committee will review:

a.	Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting; and

b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Section 302 and 906 of the Sarbanes-Oxley Act.

23.	The Committee will monitor the appropriate standards adopted as a code of conduct for the Company.

24.	The Committee will review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

25.	The Committee will develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters. The procedures established pursuant to this paragraph should also be made available for use by persons making reports under the Company’s Code of Conduct or Whistleblower Policy.

26.	The Committee will meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.

27.	The Committee will meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.

28.	The Committee will set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who were engaged in the Company's account, and ensure the policies comply with any regulations applicable to the Company.

The Committee will ensure that these policies, as enforced, prohibit any independent auditor from providing audit services to the Company if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Company was employed by the independent auditor and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

29.	The Committee will discuss with the independent auditor the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time.

30.	The Committee will inform each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or related services for the Company, that such firm must report directly to the Committee.

31.	The Committee will evaluate the rotation of the audit partners on the audit engagement team of the independent auditors as required by law.

32.	The Committee will obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

A-5

Appendix B

Nxt-ID, Inc.

COMPENSATION COMMITTEE CHARTER

Role

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

The membership of the Committee consists of at least three directors, all of whom shall, (a) be determined by the Board to be “independent” under the applicable Nasdaq Marketplace Rules, (b) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to oversee the work of such experts or consultants and to approve the firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Subject to an election by the Company to rely on the exemption available to Smaller Reporting Companies, the Committee shall undertake an independence assessment prior to selecting any compensation consultant, legal counsel, or other advisors that will provide advice to the Committee as may be required by the Nasdaq Marketplace Rules from time to time. It is expected that the Committee shall evaluate, on at least an annual basis, whether any work provided by the Committee’s compensation consultant raised any conflicts of interest. Finally, it is expected that the Committee shall preapprove any services to be provided to the Company or its subsidiaries by any of the Committee’s compensation consultants.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

B-1

Responsibilities

Subject to the provisions of any applicable Nxt-ID, Inc. corporate governance policies, the principal responsibilities and functions of the Compensation Committee are as follows:

1. Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

2. Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3. Review and approve the compensation structure for corporate officers at the level of corporate vice president and above.

4. Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

5. Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO's compensation. The CEO will be reviewed by the Chairman of the Board. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6. Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7. Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8. Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9. Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10. At least annually, review and make recommendations about changes to the charter of the Committee.

11. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

12. Discuss the results of the shareholder advisory vote on “say-on-pay,” if any, with regard to the named executive officers.

B-2

Appendix C

Nxt-ID, Inc.

CORPORATE GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Role

The Corporate Governance and Nomination Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership

The membership of the Committee consists of at least two directors, each of whom shall be determined by the Board to be independent under the Nasdaq Marketplace Rules, provided that one director who is not independent under the Nasdaq Marketplace Rules applicable to nominations committee members and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees composed of one or more of its independent members and may delegate authority to one or more designated independent members of the Committee.

C-1

Responsibilities

Subject to the provisions of the Nasdaq Marketplace Rules, the principal responsibilities and functions of the Governance and Nomination Committee are as follows:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Nxt-ID, Inc’s shareholders.

2. Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3. Present to the Board candidates for all directorships to be filled by the Board.

4. Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

5. Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

6. Assist in identifying, interviewing and recruiting candidates for the Board.

7. Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

8. Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

9. Develop and periodically review and recommend to the Board appropriate revisions to the Company's corporate governance policies.

10. Monitor compliance with the Company’s corporate governance policies.

11. Regularly review and make recommendations about changes to the charter of the Governance and Nomination Committee.

12. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

13. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

C-2

Appendix D

NXT-ID, INC.

2017 STOCK INCENTIVE PLAN

1.	PURPOSE

The purpose of the Nxt-ID, Inc. 2017 Stock Incentive Plan (the “Plan”) is to promote the interests of Nxt-ID, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain consultants, professionals and service providers who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”). The Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of common stock, par value $0.0001 per share, of the Company (“Shares”) in addition to cash and to grant to such Eligible Persons Shares which are restricted as provided in Section 5 of this Plan (“Restricted Shares”). In addition, the Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing stock options (“Options”), which Options may be exercised for Shares.

2.	ADMINISTRATION

The Plan shall be administered by the Company’s Board of Directors or the Compensation Committee of the Board of Directors (collectively referred to as the “Board”). Subject to the provisions of the Plan, the Board shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Board in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.

3.	ELIGIBILITY

The class of individuals eligible to receive Restricted Shares or Options (the “Awards”) under the Plan shall be persons who are Eligible Persons (as defined above). Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”

4.	SHARES SUBJECT TO THE PLAN

(a)	Subject to adjustment as provided in Section 6 hereof, the maximum number of Shares (including Shares underlying Options) that may be delivered to Participants under the Plan shall be limited to 10% of the Company’s outstanding common stock, which calculation shall be made on the first (1st) business day of each new fiscal year; provided that for fiscal year 2017 1,500,000 shares of Common Stock may be delivered to Participants under the Plan. Thereafter, the 10% evergreen provision shall govern the Plan. The Shares to be delivered under the Plan may consist of either Shares authorized and reserved for the Plan or Shares subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

(b)	In the event that, prior to the date the Plan shall terminate in accordance with Section 10 hereof, any Award granted under the Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any Restricted Shares are forfeited back to the Company, then the Shares subject to such Award may be made available for subsequent Awards under the terms of the Plan.

D-1

5.	GRANT, TERMS AND CONDITIONS OF RESTRICTED SHARES AND/OR OPTIONS

(a)	The Board may from time to time grant Restricted Shares or Options under the Plan to Eligible Persons, subject to such restrictions, vesting conditions, conditions to exercise Options, and other conditions or terms as the Board may determine. At the time a grant of an Award is made, the Board shall determine the duration of the period (the “Restricted Period”) (if Restricted Shares are being granted) during which, and the conditions under which, the Restricted Shares shall vest and no longer be subject to forfeiture to the Company. The Board may, in its discretion, at the time a grant of Restricted Shares is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period. Any Shares granted under the Plan may be deemed to be Restricted Shares by virtue of time vesting or performance vesting milestones placed on the Shares when granted to a Participant.

(b)	The Restricted Shares granted under this Plan shall have the following terms and conditions:

(i)	Non-transferability of Restricted Shares. Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred, encumbered or disposed of during the applicable Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Shares. Notwithstanding the foregoing, Restricted Shares may be transferred pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision.

(ii)	Termination of Service as an Eligible Person. Any Restricted Shares granted to a Participant pursuant to this Plan may be forfeited if the Participant terminates service as an Eligible Person for any reason other than death or total disability prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall cause the Restricted Shares that are forfeited to the Company to be either cancelled or retained as treasury Shares. If a Participant shall die while serving as an Eligible Person or if a Participant’s service as an Eligible Person ceases as a result of the Participant’s becoming totally disabled, all restrictions and conditions applicable to the Restricted Shares held by the Participant shall immediately lapse.

(iii)	Change of Control. Upon the occurrence of a Change of Control, all restrictions and conditions applicable to the Restricted Shares held by Participants shall immediately lapse. “Change in Control” shall mean a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.

(iv)	Award Agreement. Each Award of Restricted Shares under this Plan shall be evidenced by an agreement with the Company which shall contain the terms and conditions of the Restricted Shares and shall otherwise be consistent with the provisions of this Plan.

(c)	The Options granted under this Plan shall have the following terms and conditions:

(i)	The Board will designate each Eligible Person to whom an Option is to be granted and will specify the number of Shares covered by such Option.

(ii)	Option Price. The exercise price per Share subject to an Option shall be determined by the Board, but in no event shall the exercise price per Share subject to an Option be less than one hundred percent (100%) of the fair market value of the Share on the date of grant.

(iii)	Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted.

D-2

(d)	If the Board deems it necessary or appropriate, the Company may issue, in the name of each Participant to whom Restricted Shares have been granted, one or more stock certificates representing the total number of Restricted Shares granted to the Participant, provided that such stock certificates bear an appropriate legend or other restriction on transfer. The Chief Executive Officer, the Chief Financial Officer or the Secretary of the Company shall hold such stock certificates, properly endorsed for transfer, for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Company or the applicable Restricted Period expires and any other conditions applicable to the Restricted Shares are satisfied.

(e)	Holders of Restricted Shares shall not have the right to vote such Restricted Shares or the right to receive any dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any split-up, distribution, combination of shares of common stock, or other similar transaction affecting the Shares shall be subject to the restrictions of this Section 5.

(f)	Upon the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for or other appropriate documentation evidencing the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Eligible Person or the Eligible Person’s beneficiary or estate, as the case may be.

6.	ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date (as defined below), there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.

7.	PLAN AMENDMENT AND TERMINATION

The Plan shall automatically terminate on the tenth (10th) anniversary of the Plan’s Effective Date (as defined below). The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. If the Plan is terminated, the terms of the Plan, notwithstanding such termination, shall continue to apply to Awards granted prior to such termination.

8.	APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Shares underlying Options upon their exercise) shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies or securities exchanges as may be required. Notwithstanding the foregoing, no Shares or Options shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any stock certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 8 or other provisions of the Plan.

9.	TAX CONSEQUENCES

The Plan is not qualified under Section 401(a) of the Code.

Shares awarded to a Participant may be subject to any number of restrictions (including deferred vesting, limitations on transfer, and forfeitability) imposed by the Board. In general, the receipt of Shares with restrictions will not result in the recognition of income by a Participant until such time as the Shares are either not forfeitable or are freely transferable.

No Incentive Stock Options (as that term is defined in Section 422 of the Code) shall be awarded under the Plan. All Options awarded under the Plan will be considered non-qualified stock options.

10.	EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall become effective on the date of the adoption of the Plan by the Board and the stockholders of the Company (the “Effective Date”). Subject to the provisions of Section 7 hereof, the Plan shall continue until the tenth (10th) anniversary of the Effective Date unless the Plan is terminated by exhaustion of the Shares available for issuance under the Plan.

D-3

* SPECIMEN * 1 MAIN STREET ANYWHERE PA 99999-9999

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on August 24, 2017 at 9:00 a.m. Eastern Time.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2017 Annual Meeting of Stockholders Proxy Card - Nxt-ID, Inc.

▼          DETACH PROXY CARD HERE TO VOTE BY MAIL          ▼

(1)	Election of Directors:

	☐	FOR ALL NOMINEES LISTED BELOW	☐	WITHHOLD AUTHORITY TO VOTE FOR
		(except as marked to the contrary below)		ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Gino M. Pereira	02 Major General David R. Gust, USA, Ret.	03 Michael J. D'Almada-Remedios, PhD
04 Daniel P. Sharkey	05 Robin D. Richards 06 John Bendheim	07 Michael Orlando

(2)	To approve a proposal to ratify the Board’s selection of MARCUM LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2017.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(3)	To approve the establishment of the Nxt-ID, Inc. 2017 Stock Incentive Plan.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(4)	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

(5)	To approve, on an advisory basis, the frequency of holding a stockholders’ advisory vote on the compensation of the Company’s Named Executive Officers.

☐	3 YEARS	☐	2 YEARS	☐	1 YEAR	☐	ABSTAIN

(6)	To approve the issuance of Common Stock upon conversion of the Exchange Notes and exercise of the Exchange Warrants in an amount equal to 20% or more of the Company’s outstanding Common Stock.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

Date	Signature	Signature, if held jointly

To change the address on your account, please check the box at right and indicate your new address in the space above. ☐

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ENCLOSED PROXY.

NXT-ID, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

AUGUST 24, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking all prior proxies, the undersigned, a stockholder of Nxt-ID, Inc. (the “Company”), hereby appoints Gino M. Pereira as attorney-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 24, 2017, at 285 North Drive, Suite D, Melbourne, Florida 32904, at 9:00 a.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017, FOR THE APPROVAL OF THE ESTABLISHMENT OF THE NXT-ID, INC. 2017 STOCK INCENTIVE PLAN, FOR THE APPROVAL OF COMPENSATION FOR THE COMPANY’S NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE FREQUENCY OF THE STOCKHOLDER ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS TO BE EVERY THREE (3) YEARS AND FOR THE APPROVAL OF THE ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE EXCHANGE NOTES AND EXERCISE OF THE EXCHANGE WARRANTS IN AN AMOUNT EQUAL TO 20% OR MORE OF THE COMPANY’S OUTSTANDING COMMON STOCK.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 24, 2017 AT 9:00 A.M. (EASTERN TIME) AT 285 North Drive, Suite D, Melbourne, Florida 32904 ☐

To change the address on your account, please check the box at right and indicate your new address in the space above. ☐

(Continued and to be signed on Reverse Side)